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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements (File No. 333-84527 and 333-65109) on Form S-8.

                                              Arthur Andersen LLP

San Jose, California
May 10, 2000


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